UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
January 7, 2011
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
7555 Irvine Center Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 7, 2011, Local.com Corporation (the “Registrant”) issued a press release announcing its preliminary revenue and earnings results for the completed quarter ended December 31, 2010 and the full year 2010.
A copy of the press release is furnished as Exhibit 99.2 to this Current Report.
The Company made reference to non-GAAP financial information in the press release and included a disclosure of how such non-GAAP financial measure is reconciled to the comparable GAAP financial measure in the press release as well.

Item 8.01	Other Events.
On January 7, 2011, the Registrant issued a press release announcing it had acquired the assets of iTwango, LLC, a California limited liability company (“iTwango”) on January 1, 2011.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press release of Registrant dated January 7, 2011.
Exhibit 99.2	Press release of Registrant dated January 7, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: January 7, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Press release of Registrant dated January 7, 2011.
99.2	Press release of Registrant dated January 7, 2011.